COMPETITIVE TECHNOLOGIES

Unlocking the Potential of Innovation®

LD MICRO CONFERENCE Los Angeles, CA DECEMBER 3-5, 2013

Investor Presentation | Fourth Quarter 2013

OTCQX: CTTC

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Safe Harbor Disclosure

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. WHEN USED IN THIS PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "PLAN," "INTEND," "MAY," "WILL," "EXPECT," "BELIEVE," "COULD," "ANTICIPATE," "ESTIMATE," "CONTINUE" AND/OR SIMILAR EXPRESSIONS, OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

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Our Company

Competitive Technologies Incorporated (CTI) is a biotechnology company that develops and commercializes innovative medical products and technologies with a concentration in pain management.

- Established in 1968 and headquartered in Fairfield, CT.
- Publicly traded on the OTCQX | ticker symbol "CTTC"

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Why pain management?


THE DANA FOUNDATION
Cerebrum
A Future Without Chronic Pain
Neuroscience and Clinical Research

*"We **do not yet have medications** or other treatments that can effectively alleviate chronic pain with speed or efficiency in the majority of patients. **Doctors treat patients with a trial-and-error approach**, initially prescribing drugs with fewer side effects, reflecting the lack of effective treatment options"*

Dr. David Borsook, MD. PhD
Director of Pain, Children's Hospital
Mass General Hospital, Boston. Mass.

What's the market opportunity?

$28.6 billion: Global pain management therapeutic market (CAGR of 5.3% between 2002 and 2010)

116 million: Amount of U.S. adults that experience chronic pain daily

15 million: Amount U.S. adults that suffer from neuropathic pain*

CTI is targeting 5% of that 116 million market; (5.8 million chronic pain patients)

---

* Neuropathic pain can be caused by spinal cord injury, metabolic conditions, toxins, trauma, surgery or as a direct result of cancer and treatment of cancer from radiation or Chemotherapy (CIPN).

But are prescription drugs the answer?


Painkiller nation: prescription sales boom across U.S. from 2000 to 2010
Sales of the nation's two most popular prescription painkillers, oxycodone and hydrocodone, have exploded across the U.S. in the last decade, according to an Associated Press analysis of data provided by the Drug Enforcement Administration. This map shows increases in per-capita sales of oxycodone, the key ingredient in OxyContin, Percocet and Percodan.
Percent change for oxycodone sales per capita from 2000-2010
<0% 0 100 200 300 400 500 >500%
Seattle
Portland
Salt Lake City
San Francisco
Las Vegas
Los Angeles
Phoenix
Denver
Santa Fe
Las Cruces
Omaha
Wichita
Tulsa
Dallas
Houston
St. Louis
Chicago
Detroit
Knoxville
Atlanta
New Orleans
Jacksonville
Miami
Boston
New York
AP

Prescription painkiller overdoses killed nearly over 6,000 people in the US in 2010.

and then there's patient cost ...

Medication	Monthly Cost	Stimulatory Implant Surgery	Total Cost
Lyrica	$180		
MS Contin	$135	Spinal Cord Stimulator	$48,000
Oxycodone	$135	Failed Back Surgery	$106,000
Total Monthly	$450		
Annual Cost	**$5,400**		
CALMARE	**$2,000**	**10 TREATMENTS**	**$2,000**

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So what's the answer?


© Randy Glasbergen / glasbergen.com
I + I = II
GLASBERGEN
"If you want a better answer, ask a better question!"

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Calmare® Pain Device

Our proprietary, patented, non-invasive medical device developed to treat high intensity oncologic and neuropathic pain without the harmful side effects and narcotic painkillers.


MC-5A

- Immediate to prolonged pain relief after 10 to 15 treatments
- 510(k) cleared for sales in the U.S.
- CE marked for sales in Europe
- Preferred vendor of the U.S. DOD: GSA contract #V797P-4300b

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How does the Calmare© technology work?

1. Certified practitioners place surface electrodes on the patient's skin close to the pain source in order to access their C-fiber
2. Our patented multi-processor sends an algorithmically-scrambled pain message to the brain along the patient's C-fibers algorithmic "scrambling"



Result:

"**Pain**" signal – from pain site to brain – becomes "**No-Pain**" signal

No known side effects reported in use with over 4,000 patients

Indications for Calmare© use

- Chemotherapy-Induced Peripheral Neuropathy (CIPN)
- Intractable Cancer Pain
- Failed Back Surgery Syndrome
- Chronic Post-Herpetic Neuralgia (PHN)
- Sciatic and Lumbar Pain
- Low Back Pain (LBP)
- Post-Surgical Pain
- Brachial Plexus Pain
- Neuropathic Pain



COMPETITIVE TECHNOLOGIES

So how do we fare in the clinic?

- 33 Terminal cancer patients suffering from severe drug resistant and were treated with Calmare. Chart shows pain reduction after each treatment during 10 sessions.
  The pain was reduced to zero.
  Marineo G et al International Congress Series 1255(203) 381-388


Scrambler Treatment Results -
33 Cancer Patients
P<0.0001
VAS score (mean ± SD)
Treatment Session

- Comparison of pain reduction between drugs (control group) and one treated with Calmare. (26/Drug – 26/ST)
  72% of patients no longer needed drugs after Calmare Therapy. Remaining 20% considerably reduced drug dosage they were taking after Calmare
  G.Marineo, T. Smith, et al, JPSM 2011


Chronic Neuropathic Pain

- Calmare helps drug refractory CIPN Patients overall pain score **reduction by 64%**
  Smith T. et al Journal of Pain And Symptom Management 2010


CIPN Pain Score 0-10
CIPN Mean
Days of therapy

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What do the independent clinicians say?

- **Mayo Clinic** –Dr. Charles Loprinzi -Scrambler Therapy in Treating Chronic Pain in Patients with Rash from Varicella Zoster Virus Infection.
- **Mayo Clinic** –Dr. Charles Loprinzi –Scrambler Therapy in Treating Pain and Peripheral Neuropathy Previously Treated with Chemotherapy
- **Mayo Clinic-** Dr. Charles Loprinizi –Scrambler Therapy in Reducing Peripheral Neuropathy Caused by Chemotherapy
- **University of Wisconsin** –Dr Toby Cambell –Scrambler Therapy for Chemotherapy Induced Peripheral Neuropathy.
- **Massey Cancer Center, VCU**, Dr. Tom Smith –Electrical Stimulation Pain Therapy in Treating Chronic Pain and Numbness Caused by Chemotherapy in Patients with Cancer

COMPETITIVE TECHNOLOGIES

The simple math . . .

Each patient: 10 treatments over 2 weeks
Each Calmare device: Service 6 patients / 2 weeks = 156 patients per year

5% summary: 5.8 million patients /156 patients = 37, 000 Devices

37,000 devices @ $80,000 → $2,960,000,000 Market

37,000 devices @ $40,000 → $1,480,000,000 Gross Profit

Medtronic Synchromed Implantable Fusion Pumps -140,000 Implanted World Wide @ $50,000 = $7 billion

Medtronic 2012 Neuromodulation Revenues $1.5 billion+

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So, how are we gonna get there?

Conduct a sponsored, multi-center, randomized controlled **pivotal trial** seeking U.S. FDA approval for Calmare

Drive baseline revenues through a **military sales initiative** seeking a "Blanket Purchase Agreement"

Implement 3 tiered, paid certification program for practitioners with continuing education fees


BREAK
EVEN

What about funding?

1. CTI is seeking a total investment of **$5.0 million** in two tranches:
   - $1.5 million in Tranche One
   - $3.5 million in Tranche Two

     - Use of Funds:
       - Clinical trial costs (pivotal)
       - Personnel: CMO and International Sales Executive
       - General operational expenses

2. Equity **partner** to further our global presence as we prepare to launch Calmare 2.0

What have we done lately?

3 Months Reengineering Update (a/o 12/2/13)

- ✓ Shareholder value **up 8X** ($ 0.5 - $ 0.42)
- ✓ Average daily volume **up 10X** (12,000 to 127,000)
- ✓ Regained OTCQX **listing compliance**
- ✓ **Reduced "Burn"** by over 60% ($386,000 to $111,000)

Financial Data (select)

Stock Price (12/2/13)	$ .42
52-week Hi-Lo	$ .05 - $ .61
Ave. Daily Trading Vol. (3m)	116,011
Market Cap (12/2/13)	$8,054,251
Shares Outstanding	19,176,789
Float	15,237,304
Authorized Shares	40,000,000
Total Revenues (TTM)	761,000
Total Debt	2.50 M

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Our Board of Directors

Peter Brennan, Chairman - As Chairman and the largest shareholder of the company Mr. Brennan brings financial and governance leadership to the company. He spent the last 30 years working in the investment management business and is the founder of Damel Investments LLC which invests in small capitalized technology companies. He was the Chairman of the Governance committee of the New York Society of Security Analysts. As well he was a founding member of the Capital Market Policy Council of the CFA Institute.

Carl O'Connell – Director- Served as President/CEO for the US healthcare division of the Japanese conglomerate, ITOCHU Corporation, and previously as Global Vice President for Stryker Spine, and President for Carl Zeiss Surgical Inc. His responsibilities have spanned from global marketing, sales, manufacturing, leadership development, regulatory affairs, corporate quality systems and research and product development functions. Carl has worked to transform and grow his companies into leaders in their respective markets as well as establishing leadership platforms in Neurosurgery, Ophthalmology, Orthopedics-Spine, ENT and Dentistry. Carl is also an advisor for the Chicago based private equity firm WaterStreet Healthcare and for GE Healthcare for their Interventional Neurosurgery Imaging Technologies.

Conrad Mir – Director, President & CEO - Mr. Mir has over twenty years of investment banking, financial structuring, and corporate reengineering experience. He has served in various executive management roles and on the Board of Directors of several companies in the biotechnology industry. Most recently, Mr. Mir was CFO of Pressure BioSciences, Inc., (OTCQB: PBIO), a sample preparation company advancing its proprietary pressure cycling technology. Before that, he was chairman and CEO of Genetic Immunity, Inc., a plasmid, DNA company in the HIV space, and was the executive director of Advaxis, Inc., (OTCQB: ADXS), a vaccine company. Over the last five years, he was responsible for raising more than $40 million in growth capital and broadening corporate reach to new investors and current shareholders. Mr. Mir has worked for several investment banks including Sanford C. Bernstein, First Liberty Investment Group, and Nomura Securities International.

Robert Moussa, Director - Mr. Moussa, who has over 30 years in the healthcare and medical device industry, joined the Board of Directors in 2012. He currently serves as Chairman and Chief Executive Officer of Dilon Diagnostics. Mr. Moussa has extensive experience launching new products and directing operations in the diagnostic, nuclear medicine and medical device markets. Mr. Moussa has served in a variety of executive positions with Mallinckrodt, Inc., St. Louis, Missouri, a $2.4 billion healthcare and chemical company, including, as President and Chief Executive Officer - Mallinckrodt Medical, Inc., Mallinckrodt's largest business unit with over $1 billion dollars in revenues.

Rustin Howard- Director
Stan Yarbro, PhD - Director

THANK YOU!

COMPETITIVE TECHNOLOGIES
Unlocking the Potential of Innovation®

Conrad Mir
President & CEO
973.798.8882 Direct
cmir@competitivetech.net

www.competitivetech.net